UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2010

ALTEGRIS QIM FUTURES FUND, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	000-53815	27-0473854
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

c/o ALTEGRIS PORTFOLIO MANAGEMENT, INC.
1202 Bergen Parkway Suite 212
Evergreen, Colorado 80439

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 459-7040

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 26, 2010, Altegris QIM Futures Fund, L.P. (formerly APM – QIM Futures Fund, L.P.) (the “Partnership”) filed an amendment with respect to its Certificate of Limited Partnership with the state of Delaware (the “Certificate of Limited Partnership”) in order to change the name of the Partnership from “APM – QIM Futures Fund, L.P.” to “Altegris QIM Futures Fund, L.P.”  This change became effective on July 26, 2010.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description

3.01	State of Delaware Amendment to the Certificate of Limited Partnership.
3.02	First Amended and Restated Agreement of Limited Partnership.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 5, 2010

ALTEGRIS QIM FUTURES FUND, L.P

By	ALTEGRIS PORTFOLIO MANAGEMENT, INC. (d/b/a APM Funds), its general partner

By:	/s/ Jon C. Sundt
Name: Jon C. Sundt
Title: President